UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/14/2011

CDI Corp.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-05519

Pennsylvania	23-2394430
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1717 Arch Street, 35th Floor
Philadelphia, PA 19103-2768
(Address of principal executive offices, including zip code)

(215) 569-2200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

CDI Corporation ("CDI") currently provides information technology staffing services to International Business Machines Corporation (the "Customer") pursuant to a Technical Services Agreement Statement of Work which was entered into in June 2008 (the "SOW"). The SOW was scheduled to expire on July 1, 2011. On June 14, 2011, CDI received from the Customer a counter-signed amendment to extend the term of the SOW until October 1, 2011. This description of the amendment is qualified in all respects by the Amendment to the SOW dated as of June 3, 2011 attached as an Exhibit 10.1 to this Report.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.      Description

10.1             Amendment to Technical Services Agreement Statement of Work dated June 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDI Corp.

Date: June 20, 2011	By:	/s/ Brian D. Short
Brian D. Short
Senior Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Amendment to Technical Services Statement of Work dated June 3, 2011